                                                            [Logo]Pioneer
                                                                  Investments(R)


Pioneer
Science & Technology
Fund

 SEMIANNUAL REPORT 3/31/01

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1

 Portfolio Summary                                  2

 Performance Update                                 3

 Portfolio Management Discussion                    6

 Schedule of Investments                            9

 Financial Statements                              12

 Notes to Financial Statements                     18

 Trustees, Officers and Service Providers          22

 The Pioneer Family of Mutual Funds                23

 Retirement Plans from Pioneer                     24

 Programs and Services for Pioneer Shareowners     26

Pioneer Science & Technology Fund
LETTER FROM THE PRESIDENT 3/31/01

Dear Shareowner,
--------------------------------------------------------------------------------
I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst last spring. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

Respectfully,

/s/ David Tripple
-----------------------------------

David Tripple
Pioneer Investment Management, Inc.

Pioneer Science & Technology Fund
PORTFOLIO SUMMARY 3/31/01

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie_chart]

U.S. Common Stocks 92%
International Common Stocks 4%
Short-Term Cash Equivalents 3%
Depositary Receipts for International Stocks 1%

[/pie_chart]


 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[pie_chart]

Technology 83%
Capital Goods 9%
Health Care 8%

[/pie_chart]

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Micron Technology, Inc.         4.77%      6.    EMC Corp.            2.71%
 2.    Veeco Instruments, Inc.         4.05       7.    Semtech Corp.        2.56
 3.    Dupont Photomasks, Inc.         3.97       8.    Sanmina Corp.        2.56
 4.    Synopsys, Inc.                  3.27       9.    Altera Corp.         2.43
 5.    Intel Corp.                     2.98      10.    Cymer, Inc.          2.26

Fund holdings will vary for other periods.

Pioneer Science & Technology Fund
PERFORMANCE UPDATE 3/31/01                                      CLASS A SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/01   9/30/00
                 $ 5.09    $ 11.28


Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 3/31/01)       Dividends   Capital Gains   Capital Gains
                             -        $ 0.151               -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund at public offering price, compared to the growth of the Nasdaq Composite Index.

-----------------------------------------------
Average Annual Total Returns
(As of March 31, 2001)
                  Net Asset    Public Offering
Period              Value          Price*
 Life-of-Fund
 (3/31/00)        -48.12%         -51.10%
 1 Year           -48.12          -51.10
-----------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[GRAPHIC]

Growth of $10,000

3/31/00        9,425    10,000
              10,264     8,443
               9,218     7,437
              11,235     8,674

7/31/00       10,895     8,238
              12,969     9,199
              10,631     8,032
               9,510     7,370

11/30/00       6,975     5,682
               7,282     5,404
               8,262     6,064
               5,630     4,707

3/31/01        4,890     4,025

[/GRAPHIC]

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund
PERFORMANCE UPDATE 3/31/01                                        CLASS B SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/01   9/30/00
                 $ 5.04    $ 11.23


Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 3/31/01)       Dividends   Capital Gains   Capital Gains
                             -        $ 0.151               -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund, compared to the growth of the Nasdaq Composite Index.

------------------------------------------
Average Annual Total Returns
(As of March 31, 2001)
                      If            If
Period               Held        Redeemed*
 Life-of-Fund
 (3/31/00)         -48.62%        -50.64%
 1 Year            -48.62         -50.64
------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[GRAPHIC]

Growth of $10,000

3/31/00         10,000  10,000
                10,890   8,443
                 9,760   7,437
                11,890   8,674

7/31/00         11,520   8,238
                13,710   9,199
                11,230   8,032
                10,040   7,370

11/30/00         7,350   5,682
                 7,666   5,404
                 8,696   6,064
                 5,913   4,707

3/31/01          4,936   4,025

[/GRAPHIC]


The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund
PERFORMANCE UPDATE 3/31/01                                       CLASS C SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/01   9/30/00
                 $ 5.05    $ 11.23


Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 3/31/01)       Dividends   Capital Gains   Capital Gains
                             -        $ 0.151               -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund, compared to the growth of the Nasdaq Composite Index.

-------------------------------------------
Average Annual Total Returns
(As of March 31, 2001)
                      If            If
Period               Held        Redeemed*
 Life-of-Fund
 (3/31/00)         -48.52%        -48.52%
 1 Year            -48.52         -48.52
-------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[GRAPHIC]

Growth of $10,000

3/31/00         10,000  10,000
                10,890   8,443
                 9,760   7,437
                11,890   8,674

7/31/00         11,520   8,238
                13,710   9,199
                11,230   8,032
                10,050   7,370

11/30/00         7,360   5,682
                 7,686   5,404
                 8,716   6,064
                 5,933   4,707

3/31/01          5,148   4,025

[/GRAPHIC]


The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund
PORTFOLIO MANAGEMENT DISCUSSION 3/31/01

Volatile markets, the result of weakening business conditions, were reflected in the Fund's results during the period covered by this report. For the six months ended March 31, 2001, Pioneer Science & Technology Fund's Class A shares returned -54.00%, B shares -54.25% and C shares -54.16%, all at net asset value. These figures lagged the -49.89% return of the Nasdaq Composite Index, the Fund's benchmark. However, the Fund's returns were ahead of the average decline of 57.01% recorded by the Fund's 331 Lipper science & technology peers during the same period. (Lipper is an independent organization that tracks mutual fund performance.)

Q:  What caused investors to back away from technology stocks?

A: Factors that began to worry investors last year - declining demand for computers and other technology products, plus high energy costs and rising interest rates - were complicated by a cloudy outlook for corporate earnings.

    Lack of confidence about future earnings and concern over bloated inventory levels are at the root of investors' current disillusionment with technology related stocks. Until late last year, technology manufacturers had been responding to dramatic growth in demand for their products by building up inventories so they could fill orders promptly. When business slowed suddenly last fall, demand dropped off sharply, leaving substantial unsold inventory in manufacturers' hands. With no clear indication as to when demand might recover, earnings forecasts, a key to growth investing, are difficult to make.

Q:  Were the declines limited to certain sectors?

A: No. Technology businesses of all kinds are linked together in various ways, so holdings in many industry groups - computer makers, telecommunications equipment manufacturers and most semiconductor and software companies - hurt performance.

Pioneer Science & Technology Fund


Q:  Which of the Fund's holdings held up well against this negative background?

A: Microsoft was a bright spot, as shares of the software giant rebounded from a sharp decline. Shares of Micron Technology, a leading provider of semiconductor memory components, also rose from earlier depressed levels. And Scientific-Atlanta benefited from demand for its broadband devices, which help bring cable television and fast Internet access to cable-wired homes.

Q:  What were conditions like in the health care and biotechnology sectors?

A: Investors painted biotech with the same broad brush that colored technology stocks. High valuations also detracted from the group. Nevertheless, many of our holdings in the sector have solid businesses, with products either on the market or in late stages of the approval process. Within the health care group, American Home Products performed well, thanks to its growing and relatively predictable stream of revenues and earnings. Scios benefited from optimism for its congestive heart failure drug, now in Phase III FDA testing. Imclone is expected to seek FDA approval very soon for a cancer therapy that shows extremely high sales potential.

Q:  What will it take to rebuild enthusiasm for technology investing?

A: The key will be a restoration of earnings visibility. Before analysts can feel comfortable forecasting earnings, the inventory glut needs to be reduced. Before that can happen, demand will have to turn positive and reach some normalized level. A combination of these factors could constitute a basis for recovery. Meanwhile, manufacturers must wait and see which way the economy might turn.

Q:  What is your outlook for the technology sector and the economy?

A: It could be several months before we see tangible benefits from recent interest rate cuts by the Federal Reserve. And as long as the economy struggles, earnings will remain under pressure. Also, high levels of consumer and corporate debt could mute the stimulus that lower rates are meant to deliver.

Pioneer Science & Technology Fund
PORTFOLIO MANAGEMENT DISCUSSION 3/31/01                            (continued)

    Historically, technology demand is seasonal; the first calendar quarter is usually the weakest and the fourth quarter is the strongest. If conditions stabilize, and there are no surprises, we think the beginnings of a business recovery may be evident by late this year. Anticipation of a better business environment could encourage investors and boost market psychology as early as the third quarter. On the other hand, if demand in Europe and Asia begins to fall off markedly, any recovery will probably be delayed.

Q:  Given that outlook, what strategies are you pursuing for the Fund?

A: Communication equipment, semiconductors/semiconductor equipment and data storage are integral to what we think is the inevitable expansion of technology. In addition, companies will continue to embrace the Internet and exploit its cost-cutting potential in order to remain competitive. We believe these areas hold the broadest potential for long-term growth and are structuring the Fund accordingly. In addition, we are increasing the portfolio's commitment to health care as market volatility brings attractive stocks in this area into reasonable valuation ranges.

Pioneer Science & Technology Fund
SCHEDULE OF INVESTMENTS 3/31/01 (unaudited)


  Shares                                                              Value
             COMMON STOCKS - 97.0%
             Capital Goods - 8.4%
             Electrical Equipment - 6.3%
  75,000     Power-One, Inc.*                                    $1,086,750
  75,000     Sanmina Corp.*                                       1,467,188
  65,000     SCI Systems, Inc.*                                   1,183,000
                                                                 ----------
                                                                 $3,736,938
                                                                 ----------
             Manufacturing (Diversified) - 1.0%
  28,000     Corning, Inc.                                       $  579,320
                                                                 ----------
             Manufacturing (Specialized) - 1.1%
  30,000     Jabil Circuit Inc.*                                 $  648,600
                                                                 ----------
             Total Capital Goods                                 $4,964,858
                                                                 ----------
             Health Care - 8.3%
             Biotechnology - 6.5%
  19,200     Arena Pharmaceuticals, Inc.*                        $  342,000
  33,200     ImClone Systems, Inc.*                               1,101,825
  15,000     Invitrogen Corp.*                                      822,750
  10,200     Millennium Pharmaceuticals, Inc.*                      310,692
  22,000     OSI Pharmaceuticals, Inc.*                             871,750
   4,600     Protein Design Labs, Inc.*                             204,700
  10,000     Scios Inc.*                                            230,000
                                                                 ----------
                                                                 $3,883,717
                                                                 ----------
             Health Care (Diversified) - 1.5%
  15,000     American Home Products Corp.                        $  881,250
                                                                 ----------
             Health Care (Drugs/Major Pharmaceuticals) - 0.3%
  38,300     Introgen Therapeutics, Inc.*                        $  155,594
                                                                 ----------
             Total Health Care                                   $4,920,561
                                                                 ----------
             Technology - 80.3%
             Communications Equipment - 8.2%
  22,000     Ciena Corp.*                                        $  915,750
  59,000     Corvis Corp.*                                          414,844
  29,000     JDS Uniphase Corp.*                                    534,688
  29,200     Nokia Corp. (A.D.R.)                                   700,800
  15,000     Qualcomm Inc.*                                         849,375
  15,000     Scientific-Atlanta, Inc.                               623,850
  20,000     Tellabs, Inc.*                                         813,750
                                                                 ----------
                                                                 $4,853,057
                                                                 ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Science & Technology Fund
SCHEDULE OF INVESTMENTS 3/31/01 (unaudited)                        (continued)


  Shares                                                         Value
             Computer (Hardware) - 1.6%
  53,000     Compaq Computer Corp.                          $  964,600
                                                            ----------
             Computers (Networking) - 2.1%
  75,000     Cabletron Systems, Inc.*                       $  967,500
   6,600     Juniper Networks Inc.*                            250,536
                                                            ----------
                                                            $1,218,036
                                                            ----------
             Computers (Peripherals) - 2.6%
  53,000     EMC Corp.*                                     $1,558,200
                                                            ----------
             Computers (Software & Services) - 11.2%
  45,000     Cadence Design System Inc.*                    $  832,050
  60,000     E.Piphany Inc.*                                   701,250
  22,000     Microsoft Corp.*                                1,203,125
  50,000     Oracle Corp.*                                     749,000
  40,000     Synopsys, Inc.*                                 1,877,500
  55,000     Wind River Systems*                             1,278,750
                                                            ----------
                                                            $6,641,675
                                                            ----------
             Electronics (Component Distributors) - 5.5%
  69,000     Cree Inc.*                                     $1,032,930
  82,000     Flextronics International, Ltd.*                1,230,000
  34,000     Newport Corp.                                     994,840
                                                            ----------
                                                            $3,257,770
                                                            ----------
             Electronics (Instrumentation) - 7.0%
  48,000     Alpha Industries, Inc.*                        $  756,000
  30,000     Photon Dynamics Inc.*                             633,750
  56,000     Veeco Instruments, Inc.*                        2,327,500
   9,160     Waters Corp.*                                     425,482
                                                            ----------
                                                            $4,142,732
                                                            ----------
             Electronics (Semiconductors) - 21.1%
  30,000     Analog Devices, Inc.*                          $1,087,200
  65,000     Altera Corp.*                                   1,393,438
  34,000     Applied Micro Circuits Corp.*                     561,000
  44,000     HI/FN Inc.*                                       735,680
  65,000     Intel Corp.                                     1,710,313
  66,000     Micron Technology, Inc.*                        2,740,980
  50,000     Semtech Corp.*                                  1,471,875
  65,000     Triquint Semiconductor Inc.*                      962,813
  43,000     Vitesse Semiconductor Corp.*                    1,023,938

10    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund


  Shares                                                           Value
             Electronics (Semiconductors) - (continued)
  22,000     Xilinx, Inc.*                                   $   772,750
                                                             -----------
                                                             $12,459,987
                                                             -----------
             Equipment (Semiconductor) - 21.0%
  17,800     Applied Materials, Inc.*                        $   774,300
  52,400     ASM Lithography Holding NV*                       1,136,425
  63,000     ATMI, Inc.*                                       1,165,500
  25,000     Brooks Automation, Inc.*                            993,750
  60,000     Cymer, Inc.*                                      1,297,800
  52,000     DuPont Photomasks, Inc.*                          2,281,708
  41,000     EMCORE Corp.*                                     1,027,563
  23,000     KLA-Tencor Corp.*                                   905,625
  50,000     Lam Research Corp.*                               1,187,500
  23,000     Novellus Systems, Inc.*                             932,938
  43,000     PRI Automation, Inc.*                               736,371
                                                             -----------
                                                             $12,439,480
                                                             -----------
             Total Technology                                $47,535,537
                                                             -----------
             TOTAL COMMON STOCKS
             (Cost$103,549,942)                              $57,420,956
                                                             -----------


  Principal
   Amount
             TEMPORARY CASH INVESTMENTS - 3.0%
             Commercial Paper - 3.0%
 1,786,000   Home Financing Corp., 5.42%, 04/02/01           $ 1,786,000
                                                             -----------
             Total Commercial Paper                          $ 1,786,000
                                                             -----------
             Total Temporary Cash Investments
             (Cost $1,786,000)                               $ 1,786,000
                                                             -----------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $105,335,942) (a)                         $59,206,956
                                                             ===========

* Non-income producing security.



 (a)  At March 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $106,112,372 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                                              $    871,582

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                                               (47,776,998)
                                                                                             ------------
      Net unrealized loss                                                                    $(46,905,416)
                                                                                             ============

Purchases and sales of securities (excluding temporary cash investments) for the period ended March 31, 2001, aggregated $44,262,699 and $33,197,315, respectively.


The accompanying notes are an integral part of these financial statements.   11

Pioneer Science & Technology Fund
BALANCE SHEET 3/31/01 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $1,786,000) (cost $105,335,942)                   $ 59,206,956
  Cash                                                                     648
  Receivables -
    Investment securities sold                                       1,110,903
    Fund shares sold                                                   409,822
    Dividends                                                            8,183
  Other                                                                 14,195
                                                                  ------------
      Total assets                                                $ 60,750,707
                                                                  ------------
LIABILITIES:
  Payables -
    Investment securities purchased                               $    257,097
    Fund shares repurchased                                             64,733
  Due to affiliates                                                     76,746
  Accrued expenses                                                     103,412
  Other                                                                  7,644
                                                                  ------------
      Total liabilities                                           $    509,632
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $135,408,510
  Accumulated net investment loss                                     (889,554)
  Accumulated net realized loss on investments                     (28,148,895)
  Net unrealized loss on investments                               (46,128,986)
                                                                  ------------
      Total net assets                                            $ 60,241,075
                                                                  ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $32,204,773/6,330,281 shares)                 $       5.09
                                                                  ============
  Class B (based on $23,929,707/4,749,933 shares)                 $       5.04
                                                                  ============
  Class C (based on $4,106,595/813,805 shares)                    $       5.05
                                                                  ============
MAXIMUM OFFERING PRICE:
  Class A                                                         $       5.40
                                                                  ============



12    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 3/31/01


INVESTMENT INCOME:
  Dividends (net of taxes withheld, $1,270)        $ 24,265
  Interest                                           84,954
                                                   --------
      Total investment income                                   $    109,219
                                                                ------------
EXPENSES:
  Management fees                                  $470,854
  Transfer agent fees
    Class A                                         125,910
    Class B                                         107,053
    Class C                                          17,784
  Distribution fees
    Class A                                          57,964
    Class B                                         202,838
    Class C                                          28,268
  Administrative Fees                                15,652
  Custodian fees                                     33,500
  Registration fees                                  65,404
  Professional fees                                  24,884
  Printing                                           20,719
  Fees and expenses of nonaffiliated trustees         7,525
  Miscellaneous                                       3,403
                                                   --------
      Total expenses                                            $  1,181,758
      Less management fees waived and expenses
        reimbursed by Pioneer Investment
        Management, Inc.                                            (171,506)
      Less fees paid indirectly                                      (11,479)
                                                                ------------
      Net expenses                                              $    998,773
                                                                ------------
        Net investment loss                                     $   (889,554)
                                                                ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                              $(28,148,478)
  Change in net unrealized loss on investments                   (41,452,585)
                                                                ------------
    Net decrease in net assets resulting from
       operations                                               $(70,490,617)
                                                                ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Science & Technology Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 3/31/01 and the Period from 3/31/00
(Commencement of Operations) to 9/30/00


                                                       Six Months Ended
                                                           3/31/01        3/31/00 to
                                                         (unaudited)        9/30/00
FROM OPERATIONS:
Net investment loss                                     $   (889,554)   $   (567,392)
Net realized gain (loss) on investments                  (28,148,478)      2,311,073
Net unrealized loss on investments                       (41,452,585)     (4,676,401)
                                                        ------------    ------------
  Net decrease in net assets resulting from
    operations                                          $(70,490,617)   $ (2,932,720)
                                                        ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.15 and $0.00 per share, respectively)     $   (899,624)   $          -
  Class B ($0.15 and $0.00 per share, respectively)         (789,841)              -
  Class C ($0.15 and $0.00 per share, respectively)         (105,176)              -
                                                        ------------    ------------
                                                        $ (1,794,641)   $          -
                                                        ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 41,843,765    $131,801,752
Reinvestment of distributions                              1,647,389               -
Cost of shares repurchased                               (29,104,691)    (11,029,162)
                                                        ------------    ------------
  Net increase in net assets resulting from
    fund share transactions                             $ 14,386,463    $120,772,590
                                                        ------------    ------------
  Net increase (decrease) in net assets                 $(57,898,795)   $117,839,870

NET ASSETS:
Beginning of period                                      118,139,870         300,000
                                                        ------------    ------------
End of period (including accumulated net investment
  loss of $889,554 and $0, respectively)                $ 60,241,075    $118,139,870
                                                        ============    ============


                                     '01 Shares     '01 Amount        '00 Shares       '00 Amount
                                     (unaudited)    (unaudited)
CLASS A
Shares sold                           2,647,565    $ 21,814,168         5,851,463      $67,619,269
Reinvestment of distributions           107,761         843,772                 -                -
Less shares repurchased              (1,644,862)    (12,445,374)         (641,646)      (7,711,914)
                                     ----------    ------------         ---------      -----------
  Net increase                        1,110,464    $ 10,212,566         5,209,817      $59,907,355
                                     ==========    ============         =========      ===========
CLASS B
Shares sold                           1,970,269    $ 16,718,932         4,924,731      $57,070,067
Reinvestment of distributions            91,543         712,201                 -                -
Less shares repurchased              (2,029,646)    (15,403,418)         (216,964)      (2,548,432)
                                     ----------    ------------         ---------      -----------
  Net increase                           32,166    $  2,027,715         4,707,767      $54,521,635
                                     ==========    ============         =========      ===========
CLASS C
Shares sold                             396,406    $  3,310,665           616,204      $ 7,112,416
Reinvestment of distributions            11,735          91,416                 -                -
Less shares repurchased                (158,118)     (1,255,899)          (62,422)        (768,816)
                                     ----------    ------------         ---------      -----------
  Net increase                          250,023    $  2,146,182           553,782      $ 6,343,600
                                     ==========    ============         =========      ===========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund
FINANCIAL HIGHLIGHTS 3/31/01


                                                                 Six months
                                                                   ended             3/31/00
                                                                  3/31/01              to
                                                                (unaudited)          9/30/00
CLASS A
Net asset value, beginning of period                              $ 11.28           $ 10.00
                                                                  -------           -------
Increase (decrease) from investment operations:
  Net investment loss                                             $ (0.06)          $ (0.05)
  Net realized and unrealized gain (loss) on investments            (5.98)             1.33
                                                                  -------           -------
   Net increase (decrease) from investment operations             $ (6.04)          $  1.28
Distributions to shareowners:
  Net realized gain                                                 (0.15)               --
                                                                  -------           -------
Net increase (decrease) in net asset value                        $ (6.19)          $  1.28
                                                                  -------           -------
Net asset value, end of period                                    $  5.09           $ 11.28
                                                                  =======           =======
Total return*                                                      (54.00)%           12.80%
Ratio of net expenses to average net assets+                         1.77%**           1.78%**
Ratio of net investment loss to average net assets+                 (1.54)%**         (1.45)%**
Portfolio turnover rate                                                73%**             40%**
Net assets, end of period (in thousands)                          $32,205           $58,854
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      2.14%**           2.08%**
   Net investment loss                                              (1.91)%**         (1.75)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.75%**           1.75%**
   Net investment loss                                              (1.52)%**         (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Science & Technology Fund
FINANCIAL HIGHLIGHTS 3/31/01                                       (continued)


                                                                 Six months
                                                                   ended              3/31/00
                                                                  3/31/01               to
                                                                (unaudited)           9/30/00
CLASS B
Net asset value, beginning of period                              $ 11.23           $ 10.00
                                                                  -------           -------
Increase (decrease) from investment operations:
  Net investment loss                                             $ (0.09)          $ (0.06)
  Net realized and unrealized gain (loss) on investments            (5.95)             1.29
                                                                  -------           -------
Net increase (decrease) from investment operations                $ (6.04)          $  1.23
Distributions to shareowners:
  Net realized gain                                                 (0.15)               --
                                                                  -------           -------
   Net increase (decrease) in net asset value                     $ (6.19)          $  1.23
                                                                  -------           -------
Net asset value, end of period                                    $  5.04           $ 11.23
                                                                  =======           =======
Total return*                                                      (54.25)%           12.30%
Ratio of net expenses to average net assets+                         2.54%**           2.52%**
Ratio of net investment loss to average net assets+                 (2.31)%**         (2.19)%**
Portfolio turnover rate                                                73%**             40%**
Net assets, end of period (in thousands)                          $23,930           $52,957
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      2.90%**           2.82%**
   Net investment loss                                              (2.67)%**         (2.49)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                      2.52%**           2.50%**
   Net investment loss                                              (2.29)%**         (2.17)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund

                                                                 Six months
                                                                   ended             3/31/00
                                                                  3/31/01              to
                                                                (unaudited)          9/30/00
CLASS C
Net asset value, beginning of period                               $11.23            $10.00
                                                                   ------             -----
Increase (decrease) from investment operations:
  Net investment loss                                              $(0.08)           $(0.06)
  Net realized and unrealized gain (loss) on investments            (5.95)             1.29
                                                                   ------            ------
   Net increase (decrease) from investment operations              $(6.03)           $ 1.23
Distributions to shareowners
  Net realized gain                                                 (0.15)               --
                                                                   ------            ------
Net increase (decrease) in net asset value                         $(6.18)           $ 1.23
                                                                   ------            ------
Net asset value, end of period                                     $ 5.05            $11.23
                                                                   ======            ======
Total return*                                                      (54.16)%           12.30%
Ratio of net expenses to average net assets+                         2.63%**           2.49%**
Ratio of net investment loss to average net assets+                 (2.39)%**         (2.17)%**
Portfolio turnover rate                                                73%**             40%**
Net assets, end of period (in thousands)                           $4,107            $6,329
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      3.00%**           2.79%**
   Net investment loss                                              (2.76)%**         (2.47)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                      2.54%**           2.45%**
   Net investment loss                                              (2.30)%**         (2.13)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Science & Technology Fund
NOTES TO FINANCIAL STATEMENTS 3/31/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Science & Technology Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on January 14, 2000 and commenced operations on March 31, 2000. Prior to March 31, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioner Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are

Pioneer Science & Technology Fund


    valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    The fund also has the risks associated with its focus on investing in securities of issuers in the rapidly changing fields of science or technology, compared to issuers in more developed market sectors. The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned approximately $55,691 in underwriting commis-

Pioneer Science & Technology Fund
NOTES TO FINANCIAL STATEMENTS 3/31/01 (unaudited)                  (continued)

    sions on the sale of Fund shares during the period ended March 31, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority-owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2001, $3,824 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Science & Technology Fund


3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $30,467 in transfer agent fees payable to PIMSS at March 31, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,455 in distribution fees payable to PFD at March 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended March 31, 2001, CDSCs in the amount of $71,216 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended March 31, 2001, the Fund's expenses were reduced by $11,479 under such arrangements.

Pioneer Science & Technology Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

 Trustees                         Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.           Vincent Nave, Treasurer
Margaret B.W. Graham              Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Micro-Cap Fund
      Pioneer Mid-Cap Fund
      Pioneer Mid-Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Tax-Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer Indo-Asia Fund
      Pioneer International Growth Fund
      Pioneer World Equity Fund

      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Value Fund (formerly Pioneer II)
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Limited Maturity Bond Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*




*An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.







Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[Logo]Pioneer
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

               1087-00-0501
   (Copyright) Pioneer Funds Distributor, Inc.
               Underwriter of Pioneer mutual funds
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